SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.
(the "Fund")

Supplement dated  September 27 1995, to Prospectus dated
June
21,  1995.

Commencing November 1, 1995, the net asset value per share of each Portfolio of the Fund will be determined as of 2:00 p.m. New York City time on each day that the New York Stock
Exchange and the  Fund's custodian are open.